Securities Act Registration No. 333-286213

Investment Company Act Registration No. 811-24068

As filed with the Securities and Exchange Commission on Ju ly 18, 2025

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No. 2

(Check appropriate box or boxes.)

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Buchanan Office Center

Road 165 #40, Suite 201

Guaynabo, Puerto Rico 00968

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (787) 781-1301

Philip B. Sineneng, Esq.

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, OH 43215

(Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Prospectus

Share Class	Ticker	Cusip #
Class A	AAAXX	049452105
Class I	AAIXX	049452204
Class P	AAPXX	049452303

Prospectus Date: July 18 , 2025

This Prospectus provides important information about the Atlas U.S. Government Money Market Fund, Inc. (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment in the Fund is intended for residents of Puerto Rico. If an investor is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section of this Prospectus.

This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents

Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	2
Performance	3
Investment Adviser	3
Portfolio Manager	3
Purchase and Sale of Fund Shares	3
Tax Information	4
Financial Intermediary Compensation	4

Additional Information About Principal Investment Strategies and Risks	4
Investment Objective and Strategy	4
Risk Factors	5
Portfolio Holdings	7

Management of the Fund	7
Investment Adviser	7
Portfolio Manager	8
Legal Proceedings	8
Restrictions on Transfer	8

Shareholders’ Guide	8
Pricing of Fund Shares	9
Purchase	9

Redemption of Fund Shares	11
Redeeming Shares	11

Dividends and Distributions	12

Tax Consequences	12
Puerto Rico Taxation	13
United States Taxation	15

Distribution Arrangements	17

Additional Information	18
Performance	18
Financial Highlights	18

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Share Class	Ticker	Cusip
Class A Shares	AAAXX	049452105
Class I Shares	AAIXX	049452204
Class P Shares	AAPXX	049452303

Investment Objective

The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Each share class has different expenses but represents an investment in the same Fund. More information about these expenses, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchase” section of this Prospectus and in the Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class I	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.25%	None	0.55%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	0.78%	0.53%	1.08%

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and for Class A shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$80	$249
Class I Shares	$54	$170
Class P Shares	$110	$343

The example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown above.

Principal Investment Strategies of the Fund

The Fund pursues its investment strategy by constructing a portfolio of securities as described below. The Fund relies on the professional judgment of Atlas Asset Management, LLC (the “Adviser”) to make decisions about the Fund’s portfolio investments.

The Fund invests directly and indirectly in a portfolio of U.S. Treasury and government securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury and government securities. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) is invested in U.S. government securities and/or repurchase agreements that are collateralized fully by U.S. government securities. The Fund may also hold cash.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such

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as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully by government securities. Government money market funds are not required to adopt a liquidity fee framework. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Tax Consequences” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RICs”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). The Fund will not qualify as a RIC and non-Puerto Rico Investors may suffer adverse consequences as a result.

Principal Risks of Investing in the Fund

An investment in the Fund entails risks, and you may lose money by investing in the Fund. The following is a summary discussion of the principal risks of investing in the Fund. There can be no guarantee that the Adviser’s strategy will achieve its intended results or that the Fund will meet its investment objective or that the performance of the Fund will be positive for any period of time.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per shares, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support for the Fund at any time, including during periods of market stress.

The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this Prospectus.

●	Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	Fixed-Income Securities Risk. When the Fund invests in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter term securities. Other risk factors include credit risk (the debtor may default) These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

○	Credit Risk. The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

○	Interest Rate Risk. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Fund’s yield may not increase proportionately, and the maturities of fixed-income securities that have the ability to be prepaid or called by the issuer may be extended.

●	Investment and Market Risk. The prices of, and the income generated by, the bonds, and other securities held by the Fund may decline, sometimes rapidly or unpredictably, due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; currency exchange rate, interest rate and commodity price fluctuations; market disruptions caused by local or regional events such as war, acts of terrorism, natural disasters, climate-change or climate-related events, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

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●	Management Risk. The Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analysis employed by the Adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

●	Money Market Risk. The SEC has adopted amendments to the rules that govern money market funds. These amendments may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the share price could fall below $1.00. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

●	Net Asset Value Risk. The Fund may not be able to maintain a stable NAV. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable NAV.

●	Repurchase Agreements Risk. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

●	U.S. Government Securities Risk. Securities backed by the U.S. Treasury, or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Performance

Because the Fund is a new fund that does not have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Updated performance information is available at no cost by visiting https://www.atlas-am.com or calling 1 (855) 969-8440.

Management

Investment Adviser

Atlas Asset Management LLC is the investment adviser of the Fund.

Portfolio Manager

Paul Hopgood, President of the Adviser, has been the portfolio manager of the Fund since its inception.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of the Fund’s shares.

Purchase and Sale of Fund Shares

The Fund offers three classes of shares of common stock: Class A, Class I and Class P, each with different charges and expenses (the “Shares”). You should discuss purchase options with your financial consultant to determine which class of Shares represents the best investment option for your particular situation. Shares may not be available for purchase in all states. More information is available in the SAI.

This section provides information to assist you in buying, exchanging, and redeeming shares of each class of the Fund. You may buy, exchange or redeem shares on any business day at a price based on the NAV that is calculated after you place your order, plus any applicable sales load in the case of Class A shares. A contingent deferred sales charge may apply at the time you sell certain Shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. Please read the entire Prospectus carefully before buying shares of the Fund.

The minimum initial investment for Class A, Class I and Class P Shares is $2,500, $10,000 and $500, respectively. There is no minimum subsequent investment for any share class. The Fund and the Adviser each reserve the right to waive or modify the initial and subsequent investment requirements at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

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Shares may be purchased through the Northern Lights Distributors, LLC (the “Distributor”). Subscriptions for Shares must be made through any securities dealers that have entered into dealer agreements with the Fund or the Distributor, or through the Fund’s transfer agent, Ultimus. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to Atlas U.S. Government Money Market Fund, Inc. c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707 or you may call (855) 969-8440 for assistance.

Tax Information

The Fund intends to make distributions that may be taxed as a preferential tax to be withheld at source rather than the regular tax on ordinary income. Puerto Rico residents and entities may be exempt from Puerto Rico regular income tax and alternative minimum tax on certain eligible distributions. A portion of the Fund’s distribution may be subject to regular Puerto Rico tax rates.

●	Dividends received by Puerto Rico individuals and Puerto Rico entities that qualify as Exempt Dividends (each as defined herein) will be exempt from Puerto Rico regular income tax and alternative minimum tax. See “Tax Consequences” beginning on page 12.

●	Taxable Dividends (as defined herein) received by Puerto Rico individuals, estates and trusts will be subject to a 15% preferential tax to be withheld at source rather than to the regular tax on ordinary income. See “Tax Consequences” beginning on page 12.

●	Investments in the Fund by individuals who acquired their U.S. citizenship by reason of their birth or residence in Puerto Rico and who are domiciled in Puerto Rico at the time of death are not subject to Puerto Rico or U.S. estate taxes.

Gain on the sale or redemption of Fund shares held for more than one year is subject to special tax rates for Puerto Rico individuals and Puerto Rico entities.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Principal Investment Strategies and Risks

Investment Objective and Strategy

The Fund pursues its investment strategy by constructing a portfolio of securities as described below. The Fund relies on the professional judgment of the Adviser to make decisions about the Fund’s portfolio investments.

The Fund invests directly and indirectly in a portfolio of U.S. Treasury and government securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury and government securities. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) is invested in U.S. government securities and/or repurchase agreements that are collateralized fully by U.S. government securities. This investment policy is not fundamental and may be changed upon 60 days’ notice to shareholders. The Fund may also hold cash.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by Freddie Mac, Fannie Mae, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by Ginnie Mae. Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7. The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully by government securities. Government money market funds are not required to adopt a liquidity fee framework. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

For a more complete description of which securities the Fund can invest in and securities ratings, see the SAI.

The Fund has a non-fundamental policy not to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction, that may be deemed illiquid by the Adviser.

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Risk Factors

The following is a summary discussion of the principal risks of investing in the Fund. There can be no guarantee that the Fund will meet its investment objective or that the performance of the Fund will be positive for any period of time.

You can lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per shares, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support for the Fund at any time, including during periods of market stress.

The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

●	Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	Fixed-Income Securities Risks. The Fund invests in a variety of fixed-income securities, which are subject to certain risks, as described below.

○	Credit Risk. The credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

○	Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall.

●	Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Although the Fund may be less volatile than funds that invest most of their assets in common stocks because the Fund invests in fixed-income securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

For example, the COVID-19 global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. COVID-19 negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Any such impact from a similar worldwide outbreak could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests. During an outbreak, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly, and therefore adversely affect the Fund.

An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Shares should not view the Fund as a vehicle for trading purposes.

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●	Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

●	Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

●	Money Market Risk. The SEC has adopted amendments to the rules that govern money market funds. These amendments may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the share price could fall below $1.00. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

●	Net Asset Value Risk. The Fund may not be able to maintain a stable NAV. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable NAV.

●	Repurchase Agreement Risk. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

While there is authority generally supporting the treatment of repurchase agreements as collateralized loans for Puerto Rico income tax purposes, that authority does not address the tax treatment of repurchase agreements that the Fund typically enters into, which contain provisions that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. The Puerto Rico Treasury Department (“PRTD”) could take the position that this type of arrangement should be viewed as a transfer of ownership of the underlying security and that Puerto Rico courts could agree with that view. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax-Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends subject to Puerto Rico income tax. See “Tax Consequences” - Taxation of Puerto Rico Investors” on page 12 of this Prospectus.

●	U.S. Government Securities Risk. Securities backed by the U.S. Treasury, or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

The following are non-principal risks of investing in the Fund.

●	Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, custodian, transfer agent, Distributor and other service providers and the financial intermediaries of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches, or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyberattacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures, or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement, or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent

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limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value.

An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling (855) 969-8440.

Management of the Fund

The Fund’s Board of Directors (the “Board”) has the overall responsibility for the management of the Fund.

Investment Adviser

Atlas Asset Management, LLC, a Puerto Rico limited liability company registered as an investment adviser with the SEC and Office of the Commissioner, is the adviser of the Fund. The Adviser’s address is Buchanan Office Center, Suite 201, Road 165 #40, Guaynabo, Puerto Rico 00968 and its telephone number is (787) 781-1301. As of Ju ly 1, 2025, the Adviser had approximately $ 387,336,573 in assets under management.

The Adviser provides the Fund with investment advisory and management services, subject to the control and oversight of the Board of Directors and the officers of the Fund. As the investment adviser, the Adviser is responsible for choosing the Fund’s investments and handling its business affairs. The Adviser offers money management and investment services to institutional clients in Puerto Rico.

As compensation for advisory services to the Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.20% of the total assets under management of the Fund, which refers to the average daily gross assets of the Fund plus the proceeds from borrowings from banks or through repurchase agreements for leverage (but not including borrowings for temporary, emergency, or defensive purposes). For purposes of this calculation, total assets are determined at the end of each month on the basis of the average total assets of the Fund for each business day during the month. The fee is paid monthly.

The Adviser has voluntarily agreed to waive a portion of the Management Fees for the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s first Form N-CSR, which will be available on the SEC’s website at http://www.sec.gov.

Unless earlier terminated, the investment advisory agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter, if approved annually by a majority of the Independent Directors. The investment advisory agreement is not assignable and may be terminated without penalty (i) on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding Shares of the Fund or (ii) at any time by a unanimous vote of the Independent Directors.

The Adviser has contractually agreed to reduce the Fund’s fees and/or to make payments to limit Fund expenses until at least January 31, 2027 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.75% of the average daily gross assets for Class A Shares, 1.50% of the average daily gross assets for Class I Shares, and 2.05% of the average daily gross assets for Class P Shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Administrator

Ultimus Fund Solutions LLC (“Ultimus”) acts as administrator to the Fund. Pursuant to an Administration Agreement with the Fund, Ultimus, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s NAV and net income. As compensation for its administration services to the Fund, Ultimus will receive an administration fee (which is indirectly paid entirely by the Fund’s shareholders) of the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services, payable monthly.

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Portfolio Manager

Paul Hopgood, President of the Adviser, has been a Portfolio Manager of the Fund since its inception and founded the Adviser in September 2014. Mr. Hopgood provides investment advice to individual and institutional investors based on strong macro-economic analytics with an emphasis in minimizing unsystematic risks. Prior to founding the Adviser, Mr. Hopgood was the Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003 through 2014. At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed-income mandates. Mr. Hopgood was responsible for trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps. Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed-income securities, from 2001 to 2003 and 1999 to 2001, respectively. Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Legal Proceedings

The Fund is not a party to any legal proceeding as of the date hereof.

Restrictions on Transfer

The Shares are generally not transferable except in special circumstances by operation of law and may not be generally disposed of, except through redemption as set forth herein. The Distributor and the Transfer Agent (as defined below) have implemented various procedures to verify periodically any Shareholder’s residence on behalf of the Fund, and based on information provided by any such Shareholder, have an obligation to inform the Fund of such Shareholder who ceases to be a resident of Puerto Rico and to provide the Fund with such additional information as required for compliance with the regulations issued by the U.S. Department of the Treasury and the Internal Revenue Service (“IRS”) on January 17, 2013 (the “FATCA Regulations”).

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the FATCA Regulations, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements. Any investor that fails to provide in a timely manner the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

Shareholders’ Guide

The Fund offers three classes of Shares in order to meet the needs of various types of investors.

Class A Shares: Class A Shares are offered to individual investors through the Northern Lights Distributors LLC (the “Distributor”), securities dealers that have entered into dealer agreement with the Fund (“Selected Dealers”) or directly from the Fund. Class A Shares pay up to 0.25% of net assets to the Distributor or Selected Dealers for the provision of distribution services and/or shareholder services on behalf of their clients. The investment minimum for Class A shares is $2,500.

Class I Shares: Class I Shares are offered for institutional and individual investors through the Distributor, Selected Dealers or directly from the Fund. Class I Shares do not pay a for the provision of distribution services and/or shareholder services to the Distributor or Selected Dealers. The investment minimum for Class I shares is $10,000.

Class P Shares: Class P shares are offered to individual investors through the Distributor or Selected Dealers. Class P Shares pay up to 0.55% of net assets to the Distributor or Selected Dealers for the provision of distribution services and/or shareholder services on behalf of their clients. The investment minimum for Class P shares is $500. To permit the Fund to invest the net proceeds from the sale of its Shares in an orderly manner, the Fund may, from time to time, suspend the sale of its Shares. A suspension of issuances of Shares could result in the acceleration of certain debt obligations of the Fund. Payment of such obligations could decrease the assets of the Fund.

You should consult with the Distributor or Selected Dealer for additional information on whether the Shares are an appropriate investment choice. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase or redeem Shares, contact your financial intermediary.

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Pricing of Fund Shares

The per share NAV for each class is computed by dividing the total value of all assets (including interest accrued but not yet received) less all liabilities (including borrowings and accrued interest thereon and other accrued expenses), by the total number of outstanding Shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day that the NYSE is open (“business day”). Shares will not be priced on the days on which the NYSE is closed for trading. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed, and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents. The price you pay to sell Shares to the Fund is also the NAV. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Board. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated price supplied by a pricing service that is intended to reflect market value. The evaluated price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the Board’s policies and procedures. Such events include but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security.

Because the Fund operates as a money market fund and seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the Fund’s ability to maintain a stable $1.00 share price. If the Fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), the Fund may reduce the number of shares outstanding on a pro rata basis through a reverse distribution mechanism (“RDM”) to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the Fund’s organizational documents and subject to a determination by the Board that implementing an RDM is in the best interests of the Fund and its shareholders. Alternatively, if the Fund has a negative interest rate event and/or the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, the Board has the right to discontinue the use of a stable NAV of $1.00 per share and establish a fluctuating NAV per share rounded to four decimal places. If the Fund uses an RDM, the Fund will maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Investors in the Fund would observe a stable share price but a declining number of shares for their investment. If the Fund converts to a fluctuating NAV under these circumstances, the Fund’s losses will be reflected through a declining share price. The Fund will notify shareholders of any such change. Shareholders should discuss any tax implications of implementing an RDM or converting to a fluctuating NAV with their tax adviser.

Purchase

You may purchase or redeem Fund shares on any day that the NYSE is open for trading by written request via mail (Atlas U.S. Government Money Market Fund, Inc. c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by wire transfer, or through a financial intermediary.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund toll-free at 1 (855) 969-8440 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire.

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The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on the first day of each month into your established Fund account. Please contact the Fund toll-free at 1(855) 969-8440 for more information about the Fund’s Automatic Investment Plan.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify, or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Note: Ultimus, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV (plus applicable shares charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund and share class;

●	the dollar amount of shares to be purchased;

●	a completed purchase application or investment stub; and

●	check payable to “Atlas U.S. Government Money Market Fund, Inc.”

Good order means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees); and is accompanied by sufficient purchase proceeds. An Account Application that is sent to the Fund’s transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

All purchases, redemptions, or other account activity must be processed through your financial intermediary. Your financial intermediary is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary and its customers. The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Investors may be charged a fee if they affect transactions through an intermediary, broker, or agent. The Distributor or the Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after acceptance by the authorized broker, or that broker’s designee.

Choosing a Share Class

Class A Shares, Class I Shares and Class P Shares are offered by this Prospectus. The Fund offers the referenced classes of Shares in order to meet the needs of various types of investors.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a Share class, you should consider:

●	how much you plan to invest;

●	how long you expect to own the shares;

●	the expenses paid by each class share; and

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You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

	Class A	Class I	Class P
Management Fee	0.20%	0.20%	0.20%
Administration and Transfer Agency fees	0.08%	0.08%	0.08%
Minimum initial investment	$2,500	$10,000	$500
Maximum purchase	None	None	None
Minimum aggregate account balance	None	None	None
12b-1 fee	0.25%	None	0.55%

Redemption of Fund Shares

Redeeming Shares

The Fund typically expects that it will take one business day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Fund reserves the right to postpone payment of redemption proceeds whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); or (ii) the SEC permits such suspension and so orders.

The Fund reserves the right to redeem all Class A Shares, Class I Shares and Class P Shares if the net assets of such class of common stock are less than $15 million. For a detailed description of this right, refer to the “Principal Investment Risks—Optional Redemption” section of the SAI.

Redemptions, like purchases, may generally be effected through the Distributor, or a Selected Dealer or other intermediaries, or through the Transfer Agent in the case of direct ownership, and a processing or service fee may be charged in connection with the redemption of Shares.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts or other qualified plan account have a current account value of at least $25,000, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on the first day of each month into your established bank account. Please contact the Fund toll-free at 1(855) 969-8440 for more information about the Systematic Withdrawal Plan.

Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds to be sent to a person, bank or an address other than that of record or paid to someone other than the records owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the relevant Fund with your signature guaranteed. A medallion signature guarantee

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assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $50,000;

●	any redemption that is transmitted to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Dividends and Distributions

The Fund intends to declare and distribute monthly dividends of substantially all of its net investment income. All dividends declared and distributed by the Fund will be reinvested automatically in additional Shares of the Fund unless a shareholder elects to receive cash.

All dividends on the Class A, Class I and Class P Shares of the Fund are reinvested automatically in full and fractional shares of Class A, Class I and Class P common stock, respectively, at the NAV per Share next determined after the declaration of such dividend or distribution (the “Automatic Dividend Reinvestment Plan”). Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund’s Automatic Dividend Reinvestment Plan.

A shareholder may elect, during the period commencing on the first business day following the payment of dividends on each calendar month and ending on the last business day of each calendar month, to have dividends and capital gain distributions paid in cash, rather than reinvested pursuant to the Fund’s Automatic Dividend Reinvestment Plan. Shareholders can make this election through a broker or by written notice to the Fund. If shareholders elect to receive cash distributions, cash payments will be mailed or deposited directly to the shareholder’s bank account on or about the payment date.

Shares acquired through the Fund’s Automatic Dividend Reinvestment Plan are not subject to an initial sales charge or to any redemption fees or contingent deferred sales charges upon redemption.

Distributions of Taxable Dividends, whether automatically reinvested or paid in cash, will be paid to shareholders net of the applicable withholding tax. The automatic reinvestment of dividends and distributions will not relieve participants of any Puerto Rico income tax that may be payable (or required to be withheld) on such dividends or distributions.

Tax Consequences

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain Puerto Rico and federal income tax consequences of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the local and federal tax consequences of your investment.

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”), the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”), and the administrative pronouncements issued by the PRTD; the Puerto Rico Municipal Property Tax Act of 1991, as amended (the “MPTA”) and the regulations promulgated thereunder; the Municipal License Tax Act, as amended (the “MLTA”) and the regulations promulgated thereunder; and the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”).

The U.S. federal tax discussion is based on the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the regulations promulgated thereunder (the “Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion assumes that (i) the investors will be (a) individuals who for the entire taxable year (including the taxable year during which the Shares are acquired) are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents

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of Puerto Rico for purposes of the Puerto Rico Code, (the “Puerto Rico Individuals”), (b) corporations or other entities subject to Puerto Rico income tax as corporations organized under the laws of Puerto Rico, other than corporations or any such entity subject to a special tax regime under the Puerto Rico Code (the “Puerto Rico Entities”) and (c) trusts, the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals, as described above (the “PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”), (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the Code including, without limitation, the provisions of the Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies,” and (iv) for each taxable year the Fund will meet the 90% Distribution Requirement (as defined below).

The Fund may not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts, and entities that are not Puerto Rico Entities. These persons are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they reside or are organized. In addition, if a shareholder of the Fund that was a Puerto Rico Individual, PR Trust or Puerto Rico Entity changes his, her or its tax status (for example, if a Puerto Rico Individual changes his or her principal place of residency to the United States) then such shareholder is urged to consult his, her or its own tax advisors with respect to the tax implications of such change in tax status.

The Fund will not qualify as a regulated investment company under Subchapter M of the U.S. Code. Instead, the Fund will be subject to taxation under the laws of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both.

Generally, an individual is a bona fide resident of Puerto Rico under the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the United States or a foreign country. Prospective investors should consult their tax advisers as to whether they qualify as “bona fide residents of Puerto Rico” under the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax and the alternate basic tax imposed on Puerto Rico Entities and Puerto Rico Individuals, respectively, by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).

The statements herein are not binding on the Treasury Department, the Municipal Revenue Collection Center, any other agency or municipality of Puerto Rico, the IRS, or the courts. Accordingly, there can be no assurance that the positions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation

Taxation of the Fund

Income Taxes. The Fund should be exempt from the regular income tax imposed by the Puerto Rico Code for each taxable year that it distributes as Taxable Dividends (as defined below) an amount equal to at least 90% of its net income for such year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund is not required to consider capital gains and losses. The Fund intends to meet the 90% Distribution Requirement to be exempt from the income tax imposed by the Puerto Rico Code.

Property Taxes. The Fund will be subject to personal property taxes under the MPTA. However, the shares of stock, bonds, participations, notes, and other securities or debt instruments issued by Puerto Rico or non-Puerto Rico corporations, partnerships or companies held by the Fund will be exempt from personal property taxes under the MPTA.

Municipal License Taxes. The Fund is exempt from municipal license taxes.

Taxation of Puerto Rico Investors

Income Taxes. The Fund may make distributions out of its current or accumulated earnings and profits attributable to (i) income that is included in the Fund’s gross income for purposes of the Puerto Rico Code, other than gains from the sale or exchange of property (the “Taxable Dividends”), (ii) income that is excluded from the Fund’s gross income (the “Tax Exempt Dividends”), or (iii) net gains derived from the sale or exchange of property (the “Capital Gain Dividends” and jointly with the Taxable Dividends and the Tax Exempt Dividends, the “Dividends”).

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Interest and Other Expenses. In computing the earnings and profits from which the Fund may make distributions of Taxable Dividends and Tax-Exempt Dividends, the Fund must allocate its accrued interest and other accrued expenses to gross taxable and gross exempt income based on the ratio of gross taxable income to total gross income and gross tax-exempt income to total gross income, respectively. As a result of this allocation, there is an increase in the ratio of Taxable Dividends to Tax Exempt Dividends.

Taxable Dividends Distributed to Puerto Rico Individuals or PR Trusts. Taxable Dividends distributed to Puerto Rico Individuals or PR Trusts will be subject to a 15% income withholding tax (the “15% Withholding Tax”). If the alternate basic tax is applicable, the Taxable Dividends may be subject to an additional 9% tax.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Individuals or PR Trusts will consist of Taxable Dividends subject to the 15% Withholding Tax and, if applicable, the abovementioned alternate basic tax.

The Puerto Rico Code provides that a Puerto Rico individual and a PR Trust may elect out of the 15% Withholding Tax and be subject to the regular tax rates provided by the Puerto Rico Code. However, by purchasing Shares of the Fund, Puerto Rico Individuals and PR Trusts will be irrevocably agreeing to the 15% Withholding Tax on all Taxable Dividends paid by the Fund and will irrevocably waive the right to elect not to be subject to the 15% Withholding Tax, except that the applicability of the 15% Withholding Tax to Puerto Rico Individuals and PR Trusts that purchase Shares through dealers will depend on the dealer’s policies and its arrangements with the Distributor. Puerto Rico individuals and Puerto Rico trusts that purchase Shares through dealers should consult with the dealer with respect to its withholding policy or such agreements.

Taxable Dividends Distributed to Puerto Rico Entities. Puerto Rico Entities receiving or accruing Taxable Dividends during a taxable year are entitled to claim an 85% dividend received deduction with respect to such distributions (the “Dividend Received Deduction”). The Dividend Received Deduction may not exceed 85% of the Puerto Rico Entity’s net taxable income for such taxable year. The remaining 15% of such dividends is subject to income tax at the regular corporate income tax rates.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Entities will consist of Taxable Dividends subject to the Dividend Received Deduction.

Special rules are applicable to Taxable Dividends distributed to Puerto Rico Entities that are “special partnerships,” “partnerships,” “corporations of individuals,” life insurance companies, mutual insurance companies and non-mutual insurance companies under the Puerto Rico Code.

Capital Gain Dividends. Capital Gain Dividends will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and to a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable, the Capital Gain Dividends of Puerto Rico Individuals and PR Trusts may be subject to an additional 9% tax. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Exempt Dividends. Tax Exempt Dividends distributed to Puerto Rico Investors will be exempt from Puerto Rico income tax.

Impact of Repurchase Agreements on Tax Exempt Dividends. The Fund intends to borrow money by entering into repurchase agreements, pursuant to which the Fund will sell securities, subject to the purchaser’s and the Fund’s agreement to respectively sell and purchase the securities or identical securities, on a future date. The repurchase price of the securities will be equal to the initial sales price of the securities, plus an amount equal to the interest accrued from the date of sale to the date of repurchase of the securities. The repurchase agreements will generally grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. Generally, the securities that will be sold by the Fund pursuant to the repurchase agreements will consist of obligations of the United States government, municipal securities, and other securities, the interest from which is exempt from Puerto Rico income tax.

Repurchase agreements are generally treated as collateralized loans for Puerto Rico income tax purposes. Thus, the tax-exempt interest of the securities purportedly sold to the purchaser constitutes tax exempt income of the Fund. However, repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the PRTD. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax-Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends. If Taxable Dividends treatment is applicable, the Puerto Rico Individuals and PR Trusts will be subject to the 15% Withholding Tax on such portion of the Tax Exempt Dividends, and, because of the 85% dividend received deduction of the Puerto Rico Code, the Puerto Rico Entities will be subject to a maximum effective income tax rate of 5.85% 5.625% when the maximum regular corporate income

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tax rate pursuant to Act No. 257-2018 is 37.5%). On the other hand, if Capital Gains Dividends treatment is applicable, the Puerto Rico Individuals and PR Trusts, and the Puerto Rico Entities will be subject to the 15% and 20% maximum income tax, respectively.

Distributions of Principal. Distributions made by the Fund during a taxable year will be treated as Dividends to the extent that for such year the Fund has current or accumulated earnings and profits, as determined under the Puerto Rico Code. Distributions in excess of current and accumulated earnings and profits will be treated as a tax-free return of capital to the Puerto Rico Investor, to the extent of such investor’s tax basis in his/her/its Shares. If such distributions exceed the Puerto Rico Investor’s tax basis in the Shares, the excess will be treated as a gain derived from the sale, exchange, or other disposition of the Shares. If the Shares have been held by the Puerto Rico Investor for more than one year and constitute a capital asset in the hands of the Puerto Rico Investor, the gain will qualify as a long-term capital gain. The Puerto Rico Code provides long-term capital gains tax rates for Puerto Rico Individuals and Puerto Rico Entities for long-term capital gains realized from the sale or exchange of Shares of the Fund.

Sale, Exchange, or Other Disposition of the Shares. Gains realized from the sale, exchange or other disposition of Shares which have been held by a Puerto Rico Investor for more than one year and constitute capital assets in the hands of the Puerto Rico Investor, will be subject to a capital gains tax of a maximum of 15%, in the case of Puerto Rico Individuals and PR Trusts and a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable, the gain derived by Puerto Rico Individuals or PR Trusts may be subject to an additional 9% tax.

Puerto Rico Investors may elect to treat such gains as ordinary income subject to regular income tax instead of the applicable capital gains tax.

Losses during a taxable year from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Puerto Rico Investors are deductible only to the extent of gains from the sale, exchange, or other disposition of capital assets during the taxable year. In the case of Puerto Rico Entities, the excess of capital losses incurred in a taxable year over the capital gains derived during the same taxable year may be carried forward as a deduction against future net capital gains, but only to the extent of 80% of the net capital gains derived during the particular taxable year. Puerto Rico Individuals may (a) deduct up to $1,000 of net capital losses incurred in a taxable year from ordinary income for such taxable year and (b) any remaining net capital losses may be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years provided, however, that the deduction may not exceed 80% of such capital gains.

Redemption of Shares. The partial or total redemption of Shares is generally treated as a sale or exchange of Shares unless the redemption is “essentially equivalent to a dividend.” If a redemption of Shares is treated as “essentially equivalent to a dividend,” then the redemption is treated as a Dividend to the extent of the Fund’s current and accumulated earnings and profits. In determining whether a redemption should be treated as “essentially equivalent to a dividend,” the Puerto Rico Code Regulations provide that (i) pro-rata redemptions of Shares are generally treated as essentially equivalent to a dividend, and (ii) redemptions that terminate a shareholder’s interest are not treated as “essentially equivalent to a dividend.” However, neither the Puerto Rico Code nor the Puerto Rico Code Regulations set forth guidelines to determine which other redemptions are not essentially equivalent to a dividend distribution. In the absence of Puerto Rico guidelines, the PRTD generally follows the principles established under the U.S. Code, the Regulations, rulings and other administrative pronouncements of the IRS, and federal court decisions.

Estate and Gift Taxes. No Puerto Rico estate and gift tax will be imposed on transfers of Shares by a Puerto Rico Individual.

Municipal License Taxes. Distributions made to Puerto Rico Entities are subject to a municipal license tax of up to 1.5% in the case of Puerto Rico Entities engaged in a financial business, and up to 0.5% in the case of Puerto Rico Entities engaged in a non-financial business, as defined in the MLTA. Distributions to Puerto Rico Individuals are not subject to municipal license tax.

Property Taxes. The Shares are exempt from Puerto Rico personal property taxes in the hands of the Puerto Rico Investors.

United States Taxation

Taxation of the Fund

Based on certain representations made by the Fund and the Adviser, the Fund will be treated under the U.S. Code as a foreign corporation not engaged in a U.S. trade or business. As a foreign corporation not engaged in a U.S. trade or business, the Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of personal property (except for gains from the disposition of a “United States Real Property Interest,” as defined in section 897 of the U.S. Code). The Fund is, however, subject to a U.S. federal income tax of 30% federal income tax on certain types of income from sources within the U.S., such as dividends and interest. Nevertheless, interest income derived from sources within the U.S. that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividend income from sources within the U.S. may qualify for a reduced 10% tax rate if certain conditions are met.

It is possible that the IRS or the courts could conclude that the Fund is engaged in business in the U.S. If that were to be the case, the Fund’s net income effectively connected with its U.S. trade or business would be subject to U.S. federal corporate income tax and to a 30% branch profit tax on its effectively connected earnings profits (on a “deemed repatriated” basis).

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The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) be made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”) unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable.

U.S. Code Regulations treat the Fund as a NFFE. The Fund is required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors are required to disclose such information to the IRS. However, the Fund is treated as a direct reporting NFFE, and, as such, is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31 of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax.

By making an investment in Shares, each Puerto Rico Investor agrees to provide all information and certifications necessary to its broker/dealer or financial intermediary to enable the Fund to comply with these requirements (such as lease agreements, property deeds, utility bills, business registration documents, employment records, or income tax returns). In addition, any Puerto Rico Investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such Puerto Rico Investor’s failure to provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under U.S. Code Section 933, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to United States income taxation.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. Additionally, the Fund has certain rules pursuant to which the voting rights of a Puerto Rico Investor may be suspended. As a result, a Puerto Rico Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares or because of the suspension of the voting rights of other Puerto Rico Investors of the Fund. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Regulations under Section 937(b) of the Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Regulations, the guidance offered therein, and the Fund’s representation that at least 20% of the Fund’s assets will be invested solely in securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac representing an interest in or guaranteed by mortgages on real property located in Puerto Rico, it is more likely than not that the Fund will not be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the views presented here. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the U.S. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. As previously stated, it is more likely than not that dividends distributed by the Fund to Puerto Rico corporations will constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico corporations not engaged in a U.S. trade or business will not be subject to U.S. taxation on dividends received from the Fund. It is more likely than not that dividends received or

16

accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business will be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

Sales, Exchange, or Disposition of Shares. Gain, if any, from the sale, exchange, or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec.1.1291-1(f) states that a “deferred tax amount” will be determined under Section 1291 of the U.S. Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed regulations, Puerto Rico Individuals will not be subject to the PFIC provisions if they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares; provided that the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the IRS, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual or such Puerto Rico Entity has the obligation to file a United States federal income tax return.

Estate and Gift Taxes

Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

Distribution Arrangements

The Fund is distributed by the Distributor, a registered securities broker-dealer and member of FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

Pursuant to a Distribution Agreement (the “Distribution Agreement”), the Distributor has agreed to use reasonable efforts to sell the Shares on behalf of the Fund. Shares of the Fund are offered on a continuous basis. Pursuant to the Distribution Agreement, the Fund pays the Distributor a monthly fee for the sale and distribution and/or shareholder servicing of the Shares for which the Distributor is the holder of record (commonly known as “12b-1 fees”) based on the average daily net assets of the Fund (excluding the proceeds of leverage), at the following annual rates:

Class	12b-1 Fee
Class A Shares	0.25%
Class I Shares	None
Class P Shares	0.55%

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Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and 12b-1 fees may cost investors more than paying other types of sales charges. With respect to Shares purchased through the Fund’s Transfer Agent, Ultimus, the 12b-1 fees may be paid to third party providers for marketing and distributions expenses, subject to Board approval. Additional Information

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Selected Dealers.

Financial Highlights

Because the Fund has only recently commenced operations, no financial highlights are available for the Fund at this time. In the future financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

FACTS	WHAT DOES ATLAS U.S. GOVERNMENT MONEY MARKET FUND DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason the Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call (855) 969-8440

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What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     open an account or give us contact information

●     provide account information or give us your income information

●     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. ● The Fund does not jointly market.

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ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Buchanan Office Center

Road 165 #40, Suite 201

Guaynabo, Puerto Rico 00968

(787) 781-1301

INVESTMENT ADVISER Atlas Asset Management, LLC Buchanan Office Center Road 165 #40, Suite 201 Guaynabo, Puerto Rico 00968	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

TRANSFER AND DIVIDEND DISBURSING AGENT AND ADMINISTRATOR Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-0707	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

LEGAL COUNSEL Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215	DISTRIBUTOR Northern Lights Distributors, LLC 4221 North 203rd St., Suite 100 Elkhorn, NE 68022-3474

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at (855) 969-8440 or write to the Fund at Atlas U.S. Government Money Market Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may also obtain a copy of the Fund’s Prospectus, SAI, annual and semi-annual reports free of charge from the Fund’s website at www.atlas-am.com.

Investment Company Act File No. 811-24068

STATEMENT OF ADDITIONAL INFORMATION

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Share Class	Ticker	Cusip #
Class A	AAAXX	049452 1 05
Class I	AAIXX	049452204
Class P	AAPXX	049452303

Ju ly 1 8 , 2025

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus of the Atlas U.S. Government Money Market Fund (the “Fund”) dated Ju ly 18, 2025 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge by contacting Atlas U.S. Government Money Market Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 or by calling (855) 969-8440.

Table of Contents

Investment Strategies	1
Dividend Distributions	1
Principal Investment Risks	1
Additional Information Regarding Fund Investments	6
Fund Policies	9
Disclosure of Portfolio Holdings	9
Management of the Fund	11
Leadership Structure and Board of Directors	13
Compensation of Independent Directors	14
Director and Officer Ownership of Fund Shares and Material Transactions	14
Code of Ethics	15
Control Persons and Principal Holders of Securities	15
Investment Advisory and Other Services	15
Investment Adviser	15
Administration and Transfer Agent	17
Distributor	17
Distribution and Service Plan	17
Payments to Financial Intermediaries by the Investment Adviser or its Affiliates	18
Independent Registered Public Accounting Firm	19
Legal Counsel	19
Additional Information	21
Description of Shares	21
Financial Statements	22
Appendix A	A-1
Appendix B	B-1
Appendix C – Proxy Voting Policies	C-1

STATEMENT OF ADDITIONAL INFORMATION

Atlas U.S. Government Money Market Fund, Inc. (the “Fund”) was incorporated in the Commonwealth of Puerto Rico on March 18, 2025. The Fund is an open-end management investment company and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Much of the information contained in this statement of additional information (“SAI”) expands on subjects discussed in the Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

ii

Investment Strategies

The Fund seeks to provide current income consistent with stability of principal and liquidity. The Fund’s investment objective is not fundamental. That means that it may be changed without a shareholder vote. There can be no assurance that the Fund will achieve its investment objective.

The Fund invests directly and indirectly in a portfolio of U.S. Treasury and government securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury and government securities. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) is invested in direct obligations of the U.S. Treasury and other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities. The Fund may also hold cash.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund operates as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully by government securities. Government money market funds are not required to adopt a liquidity fee framework. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

The Fund is explicitly prohibited from investing in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities.

Dividend Distributions

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any. Dividends from such net investment income will be declared and paid monthly to holders of the Fund’s shares (“Shares”). After the issuance by the Fund of debt securities, monthly distributions to holders of shares normally will consist of all or a portion of its net investment income remaining after the payment of interest on borrowings. Please note that dividend rates will vary from month to month. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Shares. As a result, the dividend paid by the Fund to holders of Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

The record date for dividend payments to holders of Shares is selected by the Fund’s Board of Directors (the “Board”) on or prior to such record date, and the dividend payment date is the fifteenth day of the following month (or if such day is not a business day, i.e., a day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”), the next succeeding Business Day). Shareholders of record are entitled to dividend distributions if the trade date for purchase of Shares is on or prior to the record date for such dividend distribution. If the trade date for a purchase of Shares is subsequent to such record date, the shareholders will not be entitled to such dividend distribution. Shares redeemed with a trade date on or prior to the record date for a dividend distribution are not entitled to such dividend distribution. Net realized capital gains, if any, will be retained by the Fund, unless the Board determines that capital gains must be distributed to holders of Shares in order to ensure advantageous tax treatment for the Fund.

The per-share dividends on Class P Shares of the Fund will be lower than the per-share dividends on Class A Shares principally as a result of the higher account maintenance and distribution fees applicable to Class P Shares.

Taxable Dividends distributed to investors who are individuals will be distributed net of a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the issuing and paying agent of the Fund.

Principal Investment Risks

An investment in the Fund entails certain risks and, therefore, should be undertaken only by investors capable of evaluating and bearing the risks of the Fund. There can be no assurance that the Fund’s investment objectives will be achieved or that an investor will receive a return of its capital.

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund. It is not intended to constitute a complete list of all risks which could potentially impact an investment in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security.

Before investing in the Fund, you should carefully consider the risks that you assume when investing in the Fund. In addition to the risks listed below, you should evaluate all of the additional information contained in this Prospectus and consult with your financial, legal and tax advisers prior to making an investment decision with respect to the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Although the Fund may be less volatile than funds that invest most of their assets in common stocks because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

Market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices .For example, COVID-19 caused significant volatility and declines in global financial markets, including the U.S. financial markets. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in way that cannot necessarily be foreseen.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly, and therefore adversely affect the Fund.

An investment in the Fund is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors should not view the Fund as a vehicle for trading purposes.

Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Adviser would like or at the price the Adviser believes the security is currently worth.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to increase and longer when the portfolio manager expects interest rates to fall.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk.

Many fixed-income securities receive credit ratings from services such as S&P, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus attached as Appendix B for a description of bond rating categories.

Regulatory Risk. The SEC has adopted amendments to the rules that govern money market funds. These amendments may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability.

Restrictions on the Transfer of Shares and Loss of Tax Benefits Risk. Shares may only be transferred by operation of law, and only to Puerto Rico Residents. In addition, shareholders of the Fund (“Shareholders”) who cease to be Puerto Rico Investors (as defined in “Dividends and Taxes” below) may no longer have available the tax benefits that make the Fund an attractive investment.

Suspension of Issuances and Redemptions Risk. The Fund intends to issue shares on a continuous basis and effect daily redemptions but reserves the right to postpone payment of redemption proceeds whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); or (ii) the SEC permits such suspension and so orders.

Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual security or multiple securities in the portfolio decreases or if the Adviser’s belief about a security’s intrinsic worth is incorrect. Further, regardless of how well individual securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund, you may lose money.

Repurchase Agreements Risk. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

While there is authority generally supporting the treatment of repurchase agreements as collateralized loans for Puerto Rico income tax purposes, such authority does not address the tax treatment of repurchase agreements that the Fund typically enters into, which contain provisions that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. The Puerto Rico Treasury Department could take the position that this type of arrangement should be viewed as a transfer of ownership of the underlying security and that the Puerto Rico courts would agree with that view. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax- Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends subject to Puerto Rico income tax. See “Taxes”— “Puerto Rico Taxation”— “Impact of Repurchase Agreements on Tax-Exempt Dividends” in the prospectus.

Changes in Applicable Law Risk. Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Moreover, the determinations made, and the waivers and rulings granted by the Commissioner to the Fund do not constitute a precedent binding on the Commissioner. There can be no assurance that legislation enacted, or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Shares, or the tax consequences of the acquisition or redemption of Shares.

Changes in United States Tax Law; No U.S. Federal Tax Ruling Risk. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from United States sources and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, it is more likely than not that an investment in the Shares is not the type of transaction intended to be covered by these rules, and in accordance with this interpretation, it is more likely than not that the source of dividends on the Shares will be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Tax Consequences” beginning on page 20 of the Prospectus for a more detailed description of the tax implications any investment the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal Tax Law; FATCA Rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”), interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the

U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such U.S. source income certain information with respect to its investors, which would then be disclosed to the IRS. However, the Fund has elected to be treated as a direct reporting NFFE, and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31 of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s NAV.

U.S. federal tax law: 30% withholding on dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.

Borrowings Risk. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks for temporary or emergency purposes, including to meet redemptions of the Fund’s shares that otherwise require the untimely disposition of securities owned by the Fund.

Optional Redemption Risk. The Fund reserves the right to redeem all Class A, Class I and Class P Shares if, after one year following the commencement of the Fund’s operations, the net assets of such class of common stock are less than $ 1 5 million. Ultimus Fund Solutions, LLC (“Ultimus,” the “Administrator,” or the “Transfer Agent”) will be responsible for performing the calculation of the NAV per share of each class for purposes of this optional redemption feature. If the Fund exercises this right, an investor may not recover his or her entire investment in the Fund because (i) the Fund’s NAV of such class may be lower than the price per share of such class paid by such investor and (ii) in the case of a redemption of Class A Shares, an investor will not recover any sales charges paid in connection with its acquisition of the Class A Shares.

Key Personnel Risk. The Fund depends on the diligence, skill, and network of business contacts of the investment professionals of the Adviser to achieve the Fund’s investment objectives. The Fund expects that the Adviser’s team of investment professionals will source, evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the investment advisory agreement by and between the Fund and the Adviser (the “Advisory Agreement”). The loss of any key member of the Adviser would limit the Fund’s ability to achieve its investment objectives and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Multiple Advisory Clients Risk. The Adviser may provide advice to separate account clients and other investment companies. The services to be provided by the Adviser will not be exclusive, and the Adviser will be free to render similar services to other parties. As such, the advice given by the Adviser to other clients may differ from the advice given to the Fund, even though the investment objectives of such other clients may be the same or similar to the Fund’s investment objectives. In some instances, these practices could result in a detrimental effect on the price, volume, and/or availability of an investment for the Fund.

The Adviser may, at any time, buy or sell, or may direct or recommend that another person buys or sells, investments, securities or other property of the same kind or class that are purchased or sold by the Fund upon the recommendation of the Adviser. The Adviser may have a general policy regarding each investment opportunity being considered for investment on behalf of and by all its respective clients looking to invest their available capital. If an investment opportunity is approved, such investment opportunity may be allocated across all clients with capital available for investment and for which such investment opportunity is suitable.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund’s investment policies set forth in the Prospectus. The Fund’s investments in securities and other financial instruments are subject to the other investment policies and limitations described in Prospectus and SAI. The following sections list the Fund’s investment policies, limitations, and restrictions.

Fundamental Investment Limitations

The investment limitations described below may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding Shares. Such majority is defined as the lesser of (a) 67% or more of the Shares present at a meeting at which the holders of more than 50% of the outstanding Shares are represented in person or by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

The Fund may not:

1.	Make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities.

2.	Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts (“REITs”) or other issuers that deal in real estate.

3.	Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules, and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of the Fund’s fundamental investment restrictions (including, without limitation, those restrictions relating to industry concentration), the Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

With respect to senior securities, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act.

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) regulates the use of derivatives by the Fund. Rule 18f-4 generally permits the Fund to enter into derivatives transactions provided it complies with certain conditions. Rule 18f-4 permits the Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4 and does not require the Fund to maintain segregated assets to meet its asset coverage requirements. Rule 18f-4 also permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Non-Fundamental Investment Limitations

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in U.S. government securities and/or repurchase agreements that are collateralized fully by U.S. government securities. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

The Fund has a non-fundamental policy not to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction, which may be deemed illiquid by the Adviser.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

●	Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

●	Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

●	Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments.

●	Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s investment policies on lending are set forth above. As of the date of this SAI, the Fund does not engage in securities lending.

●	Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

●	Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate but does require that every fund have a Fundamental Investment Policy governing such investments. The Fund has adopted a Fundamental Policy that would permit direct investment in real estate.

However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Any investment limitation that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for bank borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information regarding the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. The percentage limitations included in these policies and elsewhere in this SAI normally apply only at the time of purchase of a security. If the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” attached as Appendix A includes descriptions of investment terms used throughout the Prospectus and SAI.

Cash Position

The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are residual, they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows.

Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations set forth above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry

Regulatory Authority, Inc. (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio manager believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio managers. Changes are normally made in the Fund’s portfolio whenever the Adviser believes such changes are desirable. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as “TIPS”), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Fund Policies

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures are designed to ensure that disclosures of the Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of the Fund and the Adviser. The policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations and affiliated persons of the Fund.

In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and N-PORT two months after the end of each quarter/semi-annual period. The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar, or Bloomberg earlier and more frequently on a confidential basis.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies, providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy, and recommending changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Fund) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser may authorize the release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser will not authorize such release.

Ongoing Non-public Disclosure Arrangements

As authorized by the Board and/or the Fund’s executive officers, the Fund may periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In none of these arrangements does the Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser. Set forth below are the authorized ongoing arrangements as of the date of this SAI:

●	Full holdings on a daily basis to the Adviser at the end of each day.

●	Full holdings on a daily basis to Ultimus as Transfer Agent and Administrator of the Fund, at the end of each day;

●	Full holdings on a daily basis to U.S. Bank, N.A., as custodian for the Fund;

●	Full holdings to Northern Lights Distributors, LLC, as distributor of the Fund (the “Distributor”), on a monthly basis;

●	Full holdings to Cohen & Company, Ltd., the Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

●	Full holdings to Thompson Hine LLP, as legal counsel to the Fund, as necessary for the performance of services.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

The Fund’s Chief Compliance Officer reviews the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Fund’s compliance program under Rule 38a-1 under the 1940 Act.

A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by the Fund’s Compliance department. There can be no assurance that the policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

Management of the Fund

Overall responsibility for management of the Fund is vested with the members of the Board, who are elected by the shareholders of the Fund, unless appointed to fill a vacancy in accordance with the By-laws of the Fund and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the Commonwealth of Puerto Rico. There are currently five Directors, three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).

The Independent Directors are Eduardo Inclán, Fernando Nido and Jorge Padilla. The Interested Directors are Paul Hopgood and Jaime Pandal.

The following table lists each Director, his year of birth, position with the Fund, principal occupations during the past five years, and other directorships. Each Director oversees the Fund. Directors shall be elected annually at a meeting of stockholders held for that purpose as provided in the Certificate of Incorporation. The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty (80) years of age, or until he shall have been removed as provided in the Fund’s By-laws, or as otherwise provided by statute or the Certificate of Incorporation. Each Director’s address is c/o Atlas U.S. Government Money Market Fund, Inc., Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968.

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(i)	Other Directorships
Independent Directors
Eduardo Inclán (1975)	Director	1 year; Since Inception	Founder and Managing Director, Bluhaus Capital, LLC; Founder and Managing Partner, Bluhaus Small Business Fund; Director East Island Excursions, Inc.; Former Senior Vice President Investment Banking Director Santander Securities.	2	East Island Excursions, Inc.
Fernando J. Nido (1959)	Director	1 year; Since Inception	Independent Consultant, professional services since June 2014, Former Managing Partner, Puerto Rico, Deloitte; Former Member of Puerto Rico’s Board of Accountants; Former Vice Chair of Puerto Rico’s CPA Association.	2	Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America
Jorge Padilla (1956)	Director	1 year; Since Inception	Director, Converge RE; Former Executive Director & Trustee, GDB Debt Recovery Authority; Consultant, VSC Group, LLC (February 2019 to July 2024); Former Director, Fundación CAP (March 2018 to October 2023); Former Senior Vice President and Chief Financial Officer of Universal Insurance Group, Inc.; Former President Universal Finance, Inc.; Certified Public Accountant since 1980.	2	None

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(i)	Other Directorships
Interested Directors and Officers
Paul Hopgood (1976) (ii)	President and Director	1 year; Since Inception	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	2	None
Jaime Pandal (1983)(iii)	Vice President, Secretary, Treasurer and Director	1 year; Since Inception	Managing Director & Vice President of Atlas Asset Management, LLC; President, JAPA, LLC (Real Estate); Former Senior Portfolio Analyst of Santander Asset Management, LLC.	2	None
Timothy Shaloo (iv) 1970	Chief Compliance Officer	1 year; Since Inception	Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (“NLCS”) (since 2023); Senior Compliance Analyst, NLCS (2021 -2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 to 2021).	N/A	N/A

The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until the last day of the calendar quarter during which he reaches 80 years of age, or until he shall have been removed. The Board may extend the retirement age for a Director who reaches 80 years of age for an additional twelve-month period.

(i)	The Fund Complex consists of the Fund and the Atlas U.S. Tactical Income Fund, Inc.

(ii)	An “interested person” as defined by the 1940 Act. Mr. Hopgood is deemed to be an “interested” director because he is the owner of 80% of the membership interests of the Adviser and also serves as its President.

(iii)	An “interested person” as defined by the 1940 Act. Mr. Pandal is deemed to be an “interested” director because he serves as Managing Director and Vice President of the Adviser.

(iv)	The address for Mr. Shaloo is Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, OH 43219.

The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors are the abilities to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his duties effectively may have been attained through the Director’s business, consulting and/or public service; experience as a board member of the Fund, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.

Mr. Inclán has over 22 years of experience in the finance industry including serving for over 16 years in an investment banking executive role, and over six years as founder and manager of a financial advisory and private equity firm. Mr. Inclán serves on the board of East Island Excursions, Inc., and is a manager of the $60 million Bluhaus Small Business Fund L.P. SBIC Fund.

Mr. Nido has practiced public accounting for over thirty years and now serves as an independent consultant for private business and as a director on several boards. Mr. Nido had a 33-year career at Deloitte & Touche LLP (“Deloitte”), including 23 years as a partner for Deloitte’s practice in Puerto Rico until his retirement. Mr. Nido’s responsibilities at Deloitte included client service delivery, professional practice quality, financial performance and attracting, developing and retaining talent. Mr. Nido currently serves as Director, Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America and served on the Board of X-Square Balanced Fund, LLC from January 2019 to April 2022.

Mr. Padilla is a CPA with over 42 years of experience in the financial industry and has demonstrated leadership and management abilities as evidenced by the senior executive level positions he has held during his career. Mr. Padilla has 30 years of executive-level management experience in the insurance and financial services industry and has served on the boards of various corporations. Over the last nine years, Mr. Padilla has worked as a consultant to financial services organizations and is an investor in various business ventures.

Mr. Hopgood has over 24 years of experience in the asset management industry, including serving for over six years as senior portfolio manager and chief investment officer for a global asset management firm. Mr. Hopgood is President and Chief Investment Officer of the Adviser.

Mr. Pandal has over 16 years of experience in the wealth and asset management industry, which includes the responsibilities of trader and analyst. Mr. Pandal is Managing Director and Vice President of the Adviser.

Leadership Structure and Board of Directors

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s By-laws. The Board is currently composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled meetings four times each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Hopgood to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel, and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Mr. Padilla serves as the Lead Independent Director of the Fund. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures, and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers each have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has a standing Audit Committee. The Audit Committee’s function is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The members of the Audit Committee are Messrs. Inclán, Nido and Padilla.

The following tables show the dollar ranges of securities beneficially owned by the Directors in the Fund as of December 31, 2024. No Independent Director or any of his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex*
Independent Directors
Eduardo Inclán	$0	$0
Fernando J. Nido	$0	over $100,000
Jorge Padilla	$0	over $100,000
Interested Directors
Paul Hopgood	$0	over $100,000
Jaime Pandal	$0	$10,001 to $50,000

* The Fund Complex consists of the Fund and Atlas U.S. Tactical Income Fund, Inc.

Compensation of Independent Directors

Each Independent Director receives an annual stipend from the Fund of $10,000 plus expenses for attendance at each meeting of the Board. The Independent Directors do not receive retirement or other benefits as part of their compensation.

Director and Officer Ownership of Fund Shares and Material Transactions

Certain directors and officers of the Fund are expected to purchase shares of the Fund. None of the directors and officers of the Fund have entered into any material transactions with the Fund; provided, however, that certain of the directors and officers of the Fund are employees of entities which may have entered into material agreements with the Fund, as described herein.

Code of Ethics

The Board has adopted a Code of Ethics. The Code of Ethics requires directors and officers of the Fund who are officers or employees of the Adviser and the Distributor, if any, to comply with various requirements in connection with securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions. It also imposes on these directors and officers certain confidentiality obligations, limitations on outside business activities, and certain other obligations. The Code of Ethics requires Independent Directors to report to the Fund’s compliance officer purchases or sales of securities by such directors, if such directors know (or should have known) that during the prior 15-day period the Fund purchased or sold such securities, or the Adviser considered purchasing or selling such security. In addition, as required by law, the Board, including a majority of the Independent Directors, has approved the Code of Ethics of the Distributor and the Adviser.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholders meeting than votes of other shareholders.

As of the date of this SAI, no person owns of record or beneficially 5% or more of the outstanding shares of the Fund.

Investment Advisory and Other Services

The following sections describe the Fund’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser

The Adviser is an investment advisory firm organized as a limited liability company under the laws of the Commonwealth of Puerto Rico. The Adviser is registered as an investment adviser with the SEC and the Commissioner. Its principal offices are located at Buchanan Office Center, Suite 201, Road 165 No. 40, Guaynabo, Puerto Rico 00968, and its main telephone number is (787) 781-1301. The Adviser provides the Fund with investment advisory and management services, subject to the control and oversight of the Board and the officers of the Fund. The Adviser is responsible for choosing the Fund’s investments and handling its business affairs. The Adviser offers money management and investment services to institutional clients in Puerto Rico. As of Ju ly 1, 2025, the Adviser had approximately $ 387,336,573 in assets under management.

The Adviser is controlled by Paul Hopgood, who owns 80% of its membership interests.

On May 14, 2025, the Board, including a majority of the Independent Directors, approved the Advisory Agreement. As compensation for advisory services to the Fund, the Adviser is entitled to receive an annual investment advisory fee not to exceed (i) 0.20% of the average daily gross assets of the Fund (including assets purchased with the proceeds of leverage) up to $350 million or (ii) 0.15% of the average daily gross assets of the Fund (including assets purchased with the proceeds of leverage) for the next $200 million, payable monthly. For purposes of this calculation, average daily gross assets are determined at the end of each month on the basis of the average gross assets of the Fund for each Business Day during the month. The Adviser may waive its fees or pay the Fund’s expenses to maintain total annual fund operating expenses at the levels set forth in “Fees and Expenses of the Fund.” Any reduction in management fees or payment by the Adviser of the Fund’s expenses is subject to reimbursement by the Fund within the following three fiscal years if overall expenses fall below these percentage limitations. The Adviser reserves the right to discontinue any voluntary waiver of its fees or payment of Fund expenses in the future.

Securities held by the Fund also may be held by or be appropriate investments for other advisory clients for which the Adviser acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made as far as feasible for the Fund and the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Unless earlier terminated as described below, the Advisory Agreement continues in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter, if approved annually by a majority of the Independent Directors. The Advisory Agreement is not assignable and may be terminated without penalty (i) on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding Shares of the Fund or (ii) at any time by a unanimous vote of the Independent Directors. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act. The Advisory Agreement was approved by the Board, including by a majority of the Independent Directors, at a meeting held on May 14, 2025. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first Form N-CSR, which will be available on the Fund’s website at www.atlas-am.com.

Expense Limitation. The Adviser has contractually agreed to waive the advisory fee payable by the Fund and/or pay expenses (subject to reimbursement by the Fund) in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding (i) any front-end contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expenses on securities sold short); (v) taxes; and (vi) extraordinary expense, such as litigation expenses exceed the annual rate of 1.75% of total assets for Class A Shares, 1.50% for Class I Shares and 2.05% for Class P Shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. For information about how the expense limitation affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The Adviser has agreed to continue the waiver of its fee and/or payment of expenses until at least January 31, 2027.

The Adviser is responsible for the performance of certain administrative and management services for the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholders reports, charges of the Administrator, the Custodian and the Transfer Agent, charges of any paying agent, expenses of registering the Shares under Puerto Rico securities laws, fees of the Commissioner, fees and expenses of the Independent Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund.

The Adviser and its directors, officers and employees will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Manager

This section includes information about Paul Hopgood, the Fund’s portfolio manager, including information concerning other accounts he manages, the dollar range of Fund shares he owns and how he is compensated as of Ju ly 1, 2025.

Portfolio Manager	Number of Accounts	Accounts (Total Assets) (millions)	Number of Other Accounts (Total Assets) Subject to a Performance Fee
Paul Hopgood
Registered Investment Companies	1	$ 74,104,235.16	None
Other Pooled Investment Vehicles	0	0	None
Other Accounts	13	$313,232,337.87	None

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Compensation

The portfolio manager receives base and discretionary bonus cash compensation. The bonus is not directly linked to account performance and is subject to the Adviser’s profitability.

Administration and Transfer Agent

Ultimus serves as Administrator of the Fund. The Administrator’s principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Pursuant to an Administration Agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s NAV and net income.

Ultimus is also the Fund’s Transfer Agent. The Transfer Agent will be responsible for maintaining a register of the Shares for holders of record and opening and maintaining Shareholder accounts.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Custodian

U.S. Bank, National Association,, with principal offices at 425 Walnut Street, Cincinnati, OH 45202 (the “Custodian”) serves as custodian for the assets of the Fund under an agreement with the Fund, dated May 23, 2025 (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. Under the Custodian Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of the Fund’s securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Distributor

The Fund is distributed by the Distributor, a registered broker-dealer and member of the FINRA. The Distributor has agreed to use reasonable efforts to sell the shares of the Fund, subject to the satisfaction of certain conditions. The offering of the Fund’s shares is continuous.

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of Shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets with respect to Class A Shares and up to 0.55% of its average daily net assets with respect to Class P shares.

In approving the 12b-1 Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the “Rule 12b-1 Directors”), considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders.

The 12b-1 Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Directors cast in person at a meeting called specifically for the purpose of voting on the 12b-1 Plan. While the 12b-1 Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the 12b-1 Plan and the purposes for these expenditures. The 12b-1 Plan may not be amended to increase materially the amount to be spent for distribution or shareholder services without shareholder approval and all material amendments to the 12b-1 Plan must be approved by a majority of the Board and by the Rule 12b-1 Directors in a vote cast in person at a meeting called specifically for that purpose. While the 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be made by those Independent Directors then in office, and a majority of the Board shall be comprised of Independent Directors.

Payments to Financial Intermediaries by the Investment Adviser or its Affiliates

In addition to and apart from payments made by the Fund under the 12b-1 Plan and/or Service Fees, the Adviser and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and P Shares of the Fund for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the Fund over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time.

As of Ju ly 1, 2025, the broker-dealer firms with which the Adviser or its affiliates are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class P Shares of the Fund and its broker-dealer subsidiaries are as follows: Oriental Financial Services Corp., Herbert J. Sims & Co., Inc., Stonecrest Partners, Nationwide Planning Associates, Inc., Kovack Securities, Inc. and First Southern, LLC.. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes, the Adviser, the Distributor, or their affiliates may pay, from their own assets, brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, sub accounting, transaction processing, and other shareholder or administrative services in connection with investments in the Fund. The Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

The Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of the Fund’s shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of the Fund’s shares over sales of another, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Fund within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Fund in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending the Fund over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Class A and P Shares nor the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Class A and Class P Shares and, if applicable, when considering which share class of the Fund is most appropriate for you.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.

Compliance Services Provider

Northern Lights Compliance Services, LLC (“NLCS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, provides compliance support services to the Fund. For its services and for the services of the Fund’s Chief Compliance Officer and the Fund’s Anti-Money Laundering Office the Fund pays NLCS a yearly fee.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as legal counsel to the Fund.

Code of Ethics

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, Distributor, and the Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective Code. The personnel of the Fund and Adviser are permitted to purchase securities including those that may be purchased, held, or sold by the Fund, subject to the Code of Ethics. Investment personnel must refrain from certain trading practices and are required to report on certain personal investment activities.

Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Fund has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Fund votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Fund or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Fund’s proxy voting records and this Policy.

The Fund has delegated the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Adviser, in accordance with this Policy, subject to oversight by the Board. The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Fund’s shareholders, untainted by conflicts of interests. The Fund’s Policy and the Adviser’s Policy are attached to this SAI at Appendix C. Both Policies are subject to Board review annually.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (1) without charge, upon request, by calling 1 (855) 969-8440; (2) at the Fund’s website (www.atlas-am.com); and (3) at the SEC’s website (www.sec.gov).

Portfolio Transactions

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased in underwritten offerings, they generally include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Adviser seeks best execution. Although the Adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. The Adviser may engage in agency transactions and riskless principal transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures designed to ensure that the transaction (including any applicable commissions) is a least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Adviser in advising other funds or accounts and, conversely, research services furnished to the Adviser by brokers and dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Additional Information

Description of Shares

The Fund is authorized to issue 150,000,000 of Class A Shares, Class I Shares and Class P Shares at $0.01 par value per Share. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the rights, preferences, and other terms and conditions of such Shares.

The Shares have no preemptive or conversion rights. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders are entitled to one vote per Share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

Valuation of Shares

The price of your Fund shares is based on the NAV of the Fund. The Fund calculates NAV daily, as of the close of the NYSE (generally 4 p.m. Eastern time). For purposes of determining the NAV of a share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares outstanding at such time. Expenses, including the fees payable to the Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The NAV per Fund share is based solely on the value of the assets in the Fund. Your price for buying or selling Shares will be the NAV of the Fund that is next calculated after the Fund accepts your order. Your financial advisor or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Shares are reinvested automatically in full and fractional shares at the NAV per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Board has designated the Adviser as its “Valuation Designee” for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Designee operates under pricing and valuation policies and procedures established and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund.

The Valuation Designee may consult pricing services approved by the Fund’s management and the Board when valuing securities. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, is based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. The Adviser can override any price that it believes is not consistent with market conditions.

Generally Accepted Accounting Principles (“GAAP”) provide a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.

●	Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●	Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs, by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, the Fund’s credit standing, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results.

Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV value per share plus sales charges, if any. In addition to issuing shares in exchange for cash, the Fund may issue shares in exchange for securities (in kind) at its discretion.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times including: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, the certificates of corporate authority and waiver of tax required in some states when settling estates.

FINANCIAL STATEMENTS

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund and has audited the Fund’s seed financial statement(s) included in this registration statement.

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

FINANCIAL STATEMENTS

May 30, 2025

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of Atlas U.S. Government Money Market Fund, Inc

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Atlas U.S. Government Money Market Fund, Inc (the “Fund”) as of May 30, 2025, the related statement of operations for the one day then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 30, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of May 30, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor for one or more Atlas Asset Management, LLC investment companies since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

June 16, 2025

2

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 30, 2025

ASSETS
Cash	$101,000
Deferred Offering Costs	13,863
Due from Adviser	35,063

Total Assets	149,926

LIABILITIES
Accrued Organizational Expenses	35,063
Accrued Offering Costs	13,863
Total Liabilities	48,926

NET ASSETS	$101,000

At May 30, 2025, the components of net assets were as follows:

Paid-in capital	$101,000
150,000,000 shares at $0.01 Par Value

CLASS A SHARES
Shares of beneficial interest outstanding	5,000

Net asset value and maximum offering price per share	$1.00

CLASS I SHARES
Shares of beneficial interest outstanding	91,000

Net asset value and maximum offering price per share	$1.00

CLASS P SHARES

Shares of beneficial interest outstanding	5,000

Net asset value and maximum offering price per share	$1.00

See notes to financial statements.

3

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS

For the Period Ended May 30, 2025

EXPENSES
Organizational expenses	$50,065
Total Expenses	50,065
Less: reimbursement from Adviser	(50,065)
Net Expenses	$—

See notes to financial statements.

4

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENT

May 30, 2025

(1)	ORGANIZATION

The Atlas U.S. Government Money Market Fund, Inc. (the “Fund” or “Trust”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a diversified, open-end investment company and operates as a Government Money Market Fund, as defined in Rule 2a-7 under the 1940 Act. The Trust was organized under the laws of the Commonwealth of Puerto Rico on March 18, 2025 and did not have any operations from that date until May 30, 2025, other than those relating to organizational matters and registration of its shares under applicable securities law.

Atlas Asset Management, LLC (the ’‘Adviser’’) serves as the Fund’s investment adviser.

The Fund issued 150,000,000 shares of beneficial interest with $0.01 par value, including Class A shares, Class I shares and Class P shares. The initial net asset value per share for Class A shares, Class I shares, and Class P shares, is $1.00 per share. The Adviser purchased the initial shares at $1.00 per share on May 30, 2025. The Fund has a primary investment objective of current income consistent with stability of principal and liquidity.

(2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statement. The accompanying financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Organizational and Offering Costs

Organizational costs are considered expenses of the Fund as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12- month period using the straight- line method.

As of May 30, 2025, the Fund had incurred $50,065 in organizational costs and had $13,863 in deferred offering costs. As of May 30, 2025, all costs incurred by the Fund in connection with its offering and organization are recoupable by the Adviser and are subject to the expense limitation agreement as described in Note 3.

5

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENT, continued

May 30, 2025

(2)	SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Tax Information

It is the policy of the Fund to intend to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

(3)	INVESTMENT ADVISER

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly fee equal to the annual rate of 0.20% of the average daily gross assets of the Fund up to $350 million and 0.15% of the average daily gross assets of the Fund above $350 million.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) until January 31, 2027, under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) in order to maintain the Fund’s Operating Expenses at a level which is no greater than 1.75%, 1.50%

6

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENT, continued

May 30, 2025

(3)	INVESTMENT ADVISER (continued)

and 2.05% of the Fund’s daily gross assets for Class A Shares, Class I and Class P Shares, respectively, subject to future reimbursement by the Fund to the extent that they exceed 1.75%, 1.50% and 2.05% of the Fund’s daily gross assets for Class A Shares, Class I and Class P Shares, respectively, (the “Expense Limitation”). The fees waived and expenses reimbursed are subject to recoupment by the Adviser within the three years after the date on which the waiver or reimbursement occurred. The Fund will make repayments to the Adviser only if the recoupment does not cause the Fund’s expense ratio (after repayment is considered) to exceed both: (i) the Fund’s expense limitation in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense limitation. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. The Adviser has paid $50,065 on the Fund’s behalf, which it may recapture by May 30, 2028.

(4)	DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Trust, with respect to the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay Northern Lights Distributors, LLC (the “Distributor”) an annual fee for distribution and shareholder servicing expenses up to 0.25% of the Fund’s average daily net assets of Class A shares and 0.55% of the Fund’s average daily net assets of Class P shares.

(5)	BENEFICIAL OWNERSHIP AND RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. On May 30, 2025, the Investment Adviser owned 100% of the Fund.

(6)	INDEMNIFICATIONS

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENT, continued

May 30, 2025

(7)	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

8

Appendix A

Glossary of Investment Terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Debt Securities

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the

U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate

A-1

index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Other Investments, Strategies, and/or Techniques

Diversification is a classification given to a fund under the 1940 Act and the Puerto Rico Investment Companies Act of 2013, as amended (the “2013 Act”). Funds are classified as either “diversified” or “non-diversified.” To be classified as “diversified” under the 1940 Act and the 2013 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “no diversified” under the 1940 Act and the 2013 Act, may not invest more than 25% of its assets, including cash, in the outstanding voting securities of any single issuer. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as no diversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Repurchase agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Reverse Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

A-2

Appendix B

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although AAM considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

S&P Global Ratings

Description of Issue Credit Rating Definitions of S&P Global Ratings (“S&P”)

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●          The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●          The nature of and provisions of the financial obligation, and the promise S&P imputes.

●          The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*      The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Fitch Ratings

Description of Fitch Ratings, Inc.’s (“Fitch” or “Fitch Ratings”) Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Moody’s

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings:

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and ‘are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.* Note: For more information on long-term ratings assigned to obligations in default,

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication. * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Appendix C – Proxy Voting Policies

ATLAS ASSET MANAGEMENT LLC
PROXY VOTING POLICY

Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in Atlas’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect Atlas’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. Atlas has adopted the policies and procedures set out below regarding the voting of proxies.

Process

To implement these guiding principles for investments in publicly traded equities for which Atlas has voting power on any record date, we follow proxy voting guidelines that have been developed by Atlas portfolio management. The guidelines embody the positions and factors Atlas generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, changes in capital structure, the election of directors, executive and director compensation, corporate transactions, issues of corporate social responsibility and various shareholder proposals. The portfolio management team may use Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. The principles and positions reflected in this Policy are designed to guide the portfolio management team in voting proxies, and not necessarily in making investment decisions.

Guidelines

1.	Routine Matters

We generally support routine management proposals.

2.	Board of directors

Elections - In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director.

Board independence - We generally support shareholder proposals requiring that a majority percentage of the company’s board members be independent directors, and promoting independent audit, compensation, and nominating/governance committees.

Board diversity - We generally support shareholder proposals urging diversity of board membership with respect to gender, race, or other factors where we believe the board has failed to take these factors into account.

Separation of Chairman and CEO - We vote on shareholder proposals to separate the referenced duties.

Director retirement age and term limits – We generally favor age and term limits.

Majority voting - We generally support proposals requesting or requiring majority voting policies in election of directors.

3.	Corporate deals & proxy fights

We will seek to act on such proposals on a case-by-case basis in a manner that the portfolio management team believe is most likely to enhance the economic value of the underlying securities.

4.	Changes in capital structure

We will seek to act on such proposals on a case-by-case basis in a manner that the portfolio management team believe is most likely to protect and enhance existing rights and do not dilute voting rights and discounted to existing market valuations.

5.	Executive and director’s compensation

We generally support proposals that would provide employees with competitive equity compensation plans that would align with shareholder interests; reasonable fees to outside independent directors; employee stock purchase plans at reasonable market valuations and other proposals that may require the portfolio management team to analyze on a case-by-case basis.

6.	Auditors

We generally support management proposals for selection or ratification of independent auditors, unless firm has sustained credibility issues as a result of irregularities.

7.	Social Issues

We generally support proposals that would enhance disclosure on employee and board diversity, including gender, race, among other factors.

Recordkeeping

Atlas must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year, and the first two (2) years at its principal place of business. Atlas will be responsible for the following procedures and for ensuring that the required documentation is retained. Atlas may engage an ISP to retain the proxy voting records on behalf of Its clients.

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

PROXY VOTING POLICY

Adopted: May 14, 2025

The Board of Directors (the “Board”) of the Atlas U.S. Government Money Market Fund, Inc. (the “Fund”) acknowledges its duty to supervise the voting of proxies relating to securities held by the Fund. The power to vote proxies may be delegated to a fund’s investment adviser, and it is the policy of the Fund to so delegate voting authority to Atlas Asset Management, LLC (the “Adviser”). The Adviser has accepted the delegation to vote proxies of securities held by the Fund and shall vote such proxies in accordance with the Adviser’s own proxy voting policies, practices, and procedures; provided that the Adviser shall vote such proxies in what it deems to be in the best interests of the Fund’s shareholders and in a manner that is consistent with this Proxy Voting Policy, as amended from time to time by the Board.

To ensure that the Adviser’s voting policies, practices and procedures are in the best interests of the Fund’s shareholders and consistent with this Proxy Voting Policy, the Adviser shall review with the Executive Committee of the Board any proposed material changes or amendments to the Adviser’s proxy voting policies, practices, and procedures prior to implementation.

To ensure that the Adviser is voting proxies in accordance with this Proxy Voting Policy, the Board may require the Adviser to submit proxy voting reports to the Board as deemed necessary or appropriate by the Board.

PART C

OTHER INFORMATION

Item 28. Exhibits.

Each of the Exhibits incorporated by reference below are found in File Nos. 811-24068, 333-286213.

(a) Articles of Incorporation.

(i)	Certificate of Incorporation dated March 18, 2025, as filed with the Secretary of State of Puerto Rico previously filed with the Registrant’s Registration Statement on Form N-1A on March 28, 2025 is hereby incorporated by reference.

(b) By-Laws. By-Laws of the Registrant as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Certificate of Incorporation and By-Laws of the Registrant.

(d) Investment Advisory Contracts. Investment Advisory Agreement between Registrant and Atlas Asset Management LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(e) Underwriting Contracts. Distribution Agreement between Registrant and Northern Lights Distributors, LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements. Custody Agreement between Registrant and U.S. Bank, N.A.as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(h) Other Material Contracts.

(i)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference.

(ii)	Fee Waiver and Reimbursement Agreement between Registrant and Atlas Asset Management, LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(iii)	Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(i) Legal Opinion and Consent of Thompson Hine LLP as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(i)	Legal Consent of Thompson Hine LLP is filed herewith.

(j) Other Opinions. Consent of the Independent Registered Public Accounting Firm is filed herewith .

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i)	Class A Master Distribution and Shareholder Servicing Plan as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference.

(ii)	Class P Master Distribution and Shareholder Servicing Plan as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(n) Rule 18f-3 Plans. Plan as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(o) Reserved.

(p) Codes of Ethics

(i)	Code of Ethics of Registrant as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(ii)	Code of Ethics of Atlas Asset Management LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(iii)	Code of Ethics of Northern Lights Distributors, LLC as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(q) Powers of Attorney.

(i)	Powers of Attorney for Paul Hopgood, Fernando Nido, Jorge Padilla and Jaime Pandal as previously filed with the Registrant’s Registration Statement on Form N-1A on June 18, 2025 is hereby incorporated by reference .

(ii)	Power of Attorney for Eduardo Inclán is filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification.

Article VI of the Registrant’s By-Laws, incorporated herein by reference as Exhibit (b), provides as follows:

Each Officer and each Director of the Corporation shall be indemnified by the Fund to the fullest extent permitted under the laws of Puerto Rico and the United States. No amendment to these By-Laws or repeal of any provision hereof shall limit or eliminate the benefits provided to Directors under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

Each Officer and Director of the Corporation claiming indemnification within the scope of this Article VI shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the fullest extent permitted under applicable law without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party

Independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Corporation may purchase insurance on behalf of an Officer or Director protecting such person to the fullest extent permitted under the laws of Puerto Rico, from liability arising from his activities as Officer or Director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any Officer or Director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such Officer or Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article VI on behalf of an employee who is not an Officer or Director of the Corporation.

Section 8 of the Investment Advisory Agreement between Registrant and Atlas Asset Management, LLC (the “Adviser”) incorporated herein by reference to exhibit (d)(1), provides for the indemnification of Atlas against certain losses as follows:

Limitation of Liability of the Adviser. The Adviser shall not be liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Custodian unless (i) such action or omission involved an officer, director, employee, or agent of the Adviser and (ii) such loss, expense, cost or liability arises out of the Adviser’s negligence, malfeasance or bad faith or results in a material violation by the Adviser or any sub-adviser of the terms and conditions of the Ruling. The Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not relieve the Adviser from any responsibility or liability for any responsibility, obligation or duty that the Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable. Any person, even though also an officer, partner, employee, or agent of the Adviser or its affiliates, who may be or become a director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as a director, employee, or agent or one under the control or direction of the Adviser or such affiliates even though paid by it. Nothing herein shall be deemed a waiver of any rights which the Fund may have pursuant to applicable securities laws or regulations.

The Master Services Agreement (the “Agreement”) with Ultimus Fund Solutions, LLC (the “Administrator”) provides that each of the Fund and Administrator (each an “Indemnifying Party”) agree to indemnify, defend, and protect the other party, including its directors, managers, officers, employees, and other agents (collectively, the “Indemnitees” and each an “Indemnitee”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, and expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law (defined below) by the Indemnifying Party or its affiliated persons or agents relating to the Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of the Agreement.

Sections 11.3 and Section 11.4 of the Distribution Agreement between Registrant and Northern Lights Distributors, Inc. (the “Distributor”) incorporated herein by reference to exhibit (e), provides for the indemnification of the Distributor against certain losses as follows:

11.3 Indemnification

A.	Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this

Agreement and the activities hereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

B.	Notwithstanding the foregoing provisions, the Corporation, any applicable Fund, and the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

C.	Upon the assertion of a claim for which any party may be required to indemnify another party, the party seeking indemnification shall promptly notify the other party(ies) of such assertion, and shall keep the other party(ies) advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the indemnifying party’s prior written consent.

11.4 Dealer Agreement Indemnification

A.	Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

B.	To the extent that Distributor is requested or required by the Corporation to enter into any Non- Standard Dealer Agreement, the Corporation shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Corporation or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor. Atlas Asset Management, LLC serves as investment adviser to the Fund. The executive officers of the Adviser are listed in the investment adviser registration on Form ADV for the Adviser (File No. 801-119872) and are hereby incorporated herein by reference thereto.

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for the Fund.

NLD also acts as principal underwriter for the following open-end investment companies:

Atlas U.S. Tactical Income Fund, Inc., Boyar Value Fund, Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The North Country Funds, Texas Capital Funds Trust, The Saratoga Advantage Trust, Segall Bryant & Hamill Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust and Zacks Trust.

NLD also acts as principal underwriter for the following closed-end investment companies:

CIM Real Assets & Credit Fund, PREDEX, Princeton Everest Fund and Quantified Eckhardt Managed Futures Strategy Fund.

(b)       NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of NLD is 4221 North 203rd St., Suite 100, Elkhorn, NE 68022. NLD is an affiliate of Ultimus Fund Solutions, LLC. Both NLD and Ultimus Fund Solutions, LLC are under common ownership of The Ultimus Group, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
Stephen Preston	Treasurer, Chief Compliance Officer, Financial Operations Principal, and AML Compliance Officer	None
William J. Strait	Secretary, General Counsel	None
David James	Manager	None
Melvin Van Cleave	Manager, Chief Information Security Officer	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records.

(1)	Atlas Asset Management, LLC, Buchanan Office Center, Road 165 #40, Suite 201, Guaynabo PR 00968 (records related to its services as the Registrant’s investment adviser).

(2)	Northern Lights Distributors, LLC, 4221 North 203rd St., Suite 100, Elkhorn, NE 68022 (records related to its services as the Registrant’s distributor).

(3)	Ultimus Fund Solutions, LLC, 4221 North 203rd St., Suite 100, Elkhorn, NE 68022 (records related to its services as the Registrant’s administrator and transfer agent).

(4)	U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 (records related to its services as the Registrant’s custodian).

Item 34. Management Services. None.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Guaynabo, Puerto Rico, on the 18th day of Ju ly , 2025.

ATLAS U.S. GOVERNMENT
MONEY MARKET FUND, INC.

By:	/s/ Paul Hopgood*
President and Director

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Paul Hopgood* Paul Hopgood	President and Director	July 18, 2025
/s/ Jaime Pandal* Jaime Pandal	Vice-President, Secretary, Treasurer and Director	Ju ly 18, 2025
/s/ Eduardo Inclán* Eduardo Inclán	Director	July 18, 2025
/s/ Fernando Nido* Fernando Nido	Director	Ju ly 18, 2025
/s/ Jorge Padilla* Jorge Padilla	Director	Ju ly 18, 2025

* By:	/s/ Philip B. Sineneng
Philip B. Sineneng

Attorney in Fact pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit No.
Legal Consent of Thompson Hine LLP	28(i) (i)
Consent of the Independent Registered Public Accounting Firm	28(j)
Power of Attorney for Eduardo Inclán	28(q) (ii)